Anterix Inc. Reports
First Quarter Fiscal Year 2025 Results

Woodland Park, NJ – August 6, 2024 – Anterix (NASDAQ: ATEX) today announced its first quarter fiscal 2025 results and filed its Form 10-Q for the three months ended June 30, 2024. The Company also issued an update on its Demonstrated Intent metric which can be found on Anterix’s website at www.investors.anterix.com/Q12025.

First quarter fiscal 2025 Financial Highlights

–Executed a new spectrum sale agreement with Oncor Electric Delivery Company for a total of $102.5 million, of which $10 million was received in June 2024
–Cash and cash equivalents of $51.7 million as of June 30, 2024
–Returned $2.0 million to stockholders through share repurchases
–Spectrum clearing investment of $5.4 million
–Exchanged narrowband for a broadband license in 1 county and recorded a gain on exchange of a narrowband license for a broadband license of $0.1 million

Conference Call Information

Anterix senior management will hold an analyst and investor conference call to provide a business update at 9:00 A.M. ET on Wednesday, August 7, 2024. Interested parties can participate in the call by dialing 1-888-999-6281 and asking the operator to be joined into the Anterix call. International callers should dial 1-848-280-6550. A replay of the call will be accessible on the Investor Relations section of Anterix's website at https://www.anterix.com/events/.

About Anterix Inc.

At Anterix, we work with leading utilities and technology companies to harness the power of 900 MHz broadband for modernized grid solutions. Leading an ecosystem of more than 100 members, we offer utility-first solutions to modernize the grid and solve the challenges that utilities are facing today. As the largest holder of licensed spectrum in the 900 MHz band (896-901/935-940 MHz) throughout the contiguous United States, plus Hawaii, Alaska, and Puerto Rico, we are uniquely positioned to enable private LTE solutions that support cutting-edge advanced communications capabilities for a cleaner, safer, and more secure energy future. To learn more and join the 900 MHz movement, please visit www.anterix.com.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future events or achievements such as statements in this press release related to the Anterix’s business or financial results or outlook. Actual events or results may differ materially from those contemplated in this press release. Forward-looking statements speak only as of the date they are made and readers are cautioned not to put undue reliance on such statements, as they are subject to a number of risks and uncertainties that could cause Anterix’s actual future results to differ materially from results indicated in the forward-looking statement. Such statements are based on assumptions that could cause actual results to differ materially from those in the forward-looking statements, including: (i) the timing of payments under customer agreements, (ii) Anterix’s ability to clear the 900 MHz Broadband Spectrum on a timely basis and on commercially reasonable terms; and (iii) Anterix’s ability to qualify for and timely secure broadband licenses. Actual events or results may differ materially from those contemplated in this press release. Anterix’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect the Company’s financial outlook, business, results of operations and financial condition. Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein.

Shareholder Contact

Natasha Vecchiarelli
Vice President, Investor Relations & Corporate Communications
Anterix
973-531-4397
nvecchiarelli@anterix.com

Anterix Inc.
Earnings Release Tables
Consolidated Balance Sheets
(in thousands, except share and per share data)

	June 30, 2024	March 31, 2024
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$51,715	$60,578
Spectrum receivable	10,999	8,521
Prepaid expenses and other current assets	2,972	3,912
Total current assets	65,686	73,011
Escrow deposits	7,577	7,546
Property and equipment, net	1,836	2,062
Right of use assets, net	4,493	4,432
Intangible assets	219,776	216,743
Deferred broadband costs	20,458	19,772
Other assets	1,312	1,328
Total assets	$321,138	$324,894
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$7,748	$8,631
Operating lease liabilities	1,807	1,850
Contingent liability	1,000	1,000
Deferred revenue	5,968	6,470
Total current liabilities	16,523	17,951
Operating lease liabilities	3,453	3,446
Contingent liability	25,000	15,000
Deferred revenue	114,719	115,742
Deferred gain on sale of intangible assets	4,911	4,911
Deferred income tax	7,338	6,281
Other liabilities	411	531
Total liabilities	172,355	163,862
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.0001 par value per share, 10,000,000 shares authorized and no shares outstanding at June 30, 2024 and March 31, 2024	—	—
Common stock, $0.0001 par value per share, 100,000,000 shares authorized and 18,581,297 shares issued and outstanding at June 30, 2024 and 18,452,892 shares issued and outstanding at March 31, 2024	2	2
Additional paid-in capital	538,505	533,203
Accumulated deficit	(389,724)	(372,173)
Total stockholders’ equity	148,783	161,032
Total liabilities and stockholders’ equity	$321,138	$324,894

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Operations
(Unaudited, in thousands, except share and per share data)

	Three months ended June 30,
	2024	2023
Spectrum revenue	$1,525	$608
Operating expenses
General and administrative	12,851	11,673
Sales and support	1,850	1,275
Product development	1,750	1,069
Depreciation and amortization	179	246
Operating expenses	16,630	14,263
Gain from disposal of intangible assets, net	(93)	(10,785)
Gain from disposal of long-lived assets, net	—	(31)
Loss from operations	(15,012)	(2,839)
Interest income	694	386
Other income	16	95
Loss before income taxes	(14,302)	(2,358)
Income tax expense (benefit)	1,222	(240)
Net loss	$(15,524)	$(2,118)
Net loss per common share basic and diluted	$(0.84)	$(0.11)
Weighted-average common shares used to compute basic and diluted net loss per share	18,486,964	18,951,046

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three months ended June 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(15,524)	$(2,118)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	179	246
Stock compensation expense	4,346	4,265
Deferred income taxes	1,057	(272)
Right of use assets	434	283
Gain on disposal of intangible assets, net	(93)	(10,785)
Gain on disposal of long-lived assets, net	—	(31)
Changes in operating assets and liabilities
Prepaid expenses and other assets	974	563
Accounts payable and accrued expenses	(1,558)	1,169
Due to related parties	—	(533)
Operating lease liabilities	(531)	(388)
Contingent liability	10,000	—
Deferred revenue	(1,525)	(608)
Other liabilities	(120)	—
Net cash used in operating activities	(2,361)	(8,209)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of intangible assets, including refundable deposits, retuning costs and swaps	(5,400)	(5,170)
Purchases of equipment	—	(25)
Net cash used in investing activities	(5,400)	(5,195)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock option exercises	1,617	7
Repurchases of common stock	(2,027)	—
Payments of withholding tax on net issuance of restricted stock	(661)	(752)
Net cash used in financing activities	(1,071)	(745)
Net change in cash and cash equivalents and restricted cash	(8,832)	(14,149)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH
Cash and cash equivalents and restricted cash at beginning of the period	68,124	43,182
Cash and cash equivalents and restricted cash at end of the period	$59,292	$29,033
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period:
Taxes paid	$—	$1
Operating leases paid	$593	$574
Non-cash investing activity:
Network equipment provided in exchange for wireless licenses	$47	$438
Right of use assets new leases	$248	$65
Right of use assets modifications and renewals	$247	$—

The following tables provide a reconciliation of cash and cash equivalents and restricted cash reported on the Consolidated Balance Sheets that sum to the total of the same such amounts on the Consolidated Statements of Cash Flows:
	June 30, 2024	March 31, 2024
Cash and cash equivalents	$51,715	$60,578
Escrow deposits	7,577	7,546
Total cash and cash equivalents and restricted cash	$59,292	$68,124

	June 30, 2023	March 31, 2023
Cash and cash equivalents	$29,033	$43,182
Escrow deposits	—	—
Total cash and cash equivalents and restricted cash	$29,033	$43,182

Anterix Inc.
Earnings Release Tables
Other Financial Information
(Unaudited, in thousands except per share data)

	Three months ended June 30,
	2024	2023
Number of shares repurchased and retired	63	—
Average price paid per share*	$32.47	$—
Total cost to repurchase	$2,027	$—
*Average price paid per share includes costs associated with the repurchases.
As of June 30, 2024, $234.0 million is remaining under the share repurchase program.